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                                 AMENDMENT NO. 1

      This Amendment No. 1 (this "Amendment"), to the Letter Agreement, dated June 1, 2001 (the "Agreement"), among NC Capital Corporation ("NCCC"), New Century Mortgage Corporation ("New Century") and Salomon Brothers Realty Corp. ("SBRC") is dated and effective as of July 2, 2001. Capitalized terms used but not defined herein shall have the meanings set forth in the Agreement.

      Section 1. AMENDMENTS: In consideration of the mutual agreements herein contained, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree to amend the Agreement as follows:

            The following sentence is hereby removed from the Agreement and shall have no force or effect:

            Furthermore, with respect to any Mortgage Loans subject to the Financing Line, the adjusted Purchase Price set forth in the previous sentence for such Mortgage Loan shall decrease by 10% beginning on the date that is 180 days from the date of origination and by an additional 10% for each succeeding month thereafter.

      Section 2. COUNTERPARTS: This Amendment may be executed simultaneously in any number of counterparts, each of which counterpart shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

      Section 3. GOVERNING LAW: This Amendment shall be governed by and construed in accordance with the laws of the State of New York (without regard to its conflicts of laws principles).

      Section 4. SEVERABILITY OF PROVISIONS: If any one or more of the covenants, agreements, provisions or terms of this Amendment for any reason whatsoever shall be held invalid, then such covenants agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Amendment and shall in no way affect the validity or enforceability of the other provisions of this Agreement.

      Section 5. SUCCESSORS AND ASSIGNS: The provisions of this Amendment shall be binding upon and endure to the benefit of the respective successors and assigns of the parties hereto.

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      IN WITNESS WHEREOF, NCCC, New Century and SBRC have caused their names to be signed hereto by their respective officers thereunto duly authorized as of July 2, 2001.

                                        NC CAPITAL CORPORATION

                                        By: /s/ Kevin Cloyd
                                            ------------------------------------
                                        Name:  Kevin Cloyd
                                        Title: Senior Vice President


                                        NEW CENTURY MORTGAGE CORPORATION

                                        By: /s/ Kevin Cloyd
                                            --------------------------------
                                        Name:  Kevin Cloyd
                                        Title: Vice President


                                        SALOMON BROTHERS REALTY CORP.

                                        By: ____________________________________
                                        Name:
                                        Title: